SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 8, 2001



                            F2 Broadcast Network Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                           0-15435                     84-0974303
--------------               ---------------------          -------------------
(State or other jurisdiction     (Commission File           (IRS Employer
          of incorporation)                Number)           Identification No.)



                      6425 Northwest 9th Avenue, Suite 102
                            Fort Lauderdale, FL 33309
                          - -------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (954) 736-1800
                                                           --------------






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                                        2
7393-00100 319707.1

Item 1. Changes in Control of Registrant.
        --------------------------------

         Not applicable.

Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership.
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

         Not applicable.

Item 5. Other Events.
        ------------

     On August 9, 2001, Mr. Don Edwards accepted a position of Director on the Board of Directors. Mr. Edwards is a retired steel executive, and a golf course design consultant.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

     On August 8, 2001, Mr. Douglas Olson resigned from the Board Of Directors of the Registrant. In his letter of resignation, Mr. Olson did not indicate a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, or give a reason for his resignation, or request that any reason be disclosed.

     On August 8, 2001, Mr. Bill Rubin. resigned from the Board Of Directors of the Registrant. In his letter of resignation, Mr. Rubin did not indicate a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, or give a reason for his resignation, or request that any reason be disclosed.

Item 7. Financial Statements And Exhibits.
        ---------------------------------

         (a)  Financial Statements - None.

         (b)  Exhibits - None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 9, 2001                         F2 BROADCAST NETWORK INC.


                                     By: /s/ Howard B. Stern
                                        ---------------------------------------
                                        Howard B. Stern, Chief Executive Officer





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